Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Nature of Operations and Summary of Significant Accounting Policies
Note 1. Nature of Operations and Summary of Significant Accounting Policies
A.Nature of Operations
Stratasys Ltd. (collectively with its subsidiaries, the “Company” or “Stratasys”) is a global leader in connected, polymer-based 3D printing solutions, across the entire manufacturing value chain. The Company leverages its competitive advantages, which include a broad set of best-in-class 3D printing platforms, software, a materials and technology partner ecosystem, innovative leadership, and global GTM infrastructure, in order to position itself to capture share in a significant and growing global marketplace, with a focus on manufacturing, which the Company views as having the largest and fastest growing total addressable market. The Company’s approximately 2,700 granted and pending additive technology patents to date have been used to create models, prototypes, manufacturing tools, and production parts for a multitude of industries including aerospace, automotive, transportation, healthcare, consumer products, dental, medical, fashion and education. Stratasys’ products and comprehensive solutions improve product quality, development time, cost, time-to-market and patient care. The Company’s 3D ecosystem of solutions and expertise includes 3D printers, materials, software, expert services, and on-demand parts production.
The Company has one operating segment, which generates revenues via the sale of its 3D printing systems, related services and consumables and by providing additive manufacturing (“AM”) solutions. The Company operates mainly through offices in Israel, the United States, Germany, Hong Kong and Japan.
The Company's financial results for the periods covered by its financial statements are impacted by global and regional macroeconomic and geopolitical developments. For much of the year ended December 31, 2025 (and since October 7, 2023), Israel (where one of the Company's dual global headquarters and one of its manufacturing facilities are located) was engaged in military conflict on multiple fronts against terrorist organizations and hostile regional regimes. In October 2025, the Israeli-Hamas war concluded pursuant to a ceasefire that has mostly been upheld by the sides since that time. As of the filing date of these financial statements and throughout the periods covered by these financial statements, the Company's activities in Israel were largely unaffected by the war. The global macroeconomic factors impacting the Company's financial results most significantly during the year ended December 31, 2025 were currency exchange rates and protectionist trade policies. The devaluation of the U.S. dollar relative to the New Israeli Shekel ("NIS") had an adverse impact on the Company's results of operations for the year, due to the increase in the U.S. dollar value of our NIS-denominated expenses in our Israeli location, although that impact was mostly mitigated by our hedging activities. Similarly, the tariffs that were imposed or increased in certain jurisdictions during 2025 increased the cost of our products, which adversely impacted our gross margins for our products in the affected countries.
B.Summary of Significant Accounting Policies
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Stratasys Ltd., and its subsidiaries. All intercompany balances and transactions, including profits from intercompany sales not yet realized outside the Company, have been eliminated in consolidation.
Functional Currency and Foreign Currency Transactions
A major part of the Company’s operations is carried out by Stratasys Ltd. in Israel and its subsidiaries in the United States. The functional currency of these entities is the U.S. dollar (“dollar” or “$”). The functional currency of other subsidiaries is generally their local currency. The financial statements of those subsidiaries are included in the consolidated financial statements, based on translation into U.S. dollars. Assets and liabilities accounts are translated at year-end exchange rates, while revenues and expenses accounts are translated at average exchange rates during the year. The remeasurement adjustments of foreign currencies translation are included in the Company’s shareholders’ equity as a component of accumulated other comprehensive loss in the accompanying consolidated financial statements. Gains and losses arising from foreign currency remeasurements of monetary balances denominated in non-functional currencies are reflected in Financial income, net in the Consolidated Statements of Operations and Comprehensive Loss.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and such differences may have a material impact on the Company’s financial statements. As applicable to these consolidated financial statements, the most significant estimates relate to inventories measurement, recoverability of equity method investment, of intangibles and goodwill and purchase price allocation including contingent consideration.
In particular, a number of estimates have been affected by the war in Israel and other global events and other longer-term macroeconomic conditions, most prominently, the extent and speed at which inflation subsides, whether and when interest rate cuts are implemented by central banks, whether tight credit markets are loosened, and whether capital markets and global supply chains fully recover. As a result, the accounting estimates and assumptions may change over time. Such changes could have an additional impact on the Company’s long-lived asset and intangible asset valuation; and the allowance for expected credit losses. These consolidated financial statements reflect the financial statement effects based upon management’s estimates and assumptions utilizing the most currently available information.
Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability. The fair value hierarchy categorizes into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability.
The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
Business Combinations
The Company allocates the fair value of consideration transferred in a business combination to the assets acquired, liabilities assumed, and non-controlling interests in the acquired business based on their fair values at the acquisition date. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred. The excess of the fair value of the consideration transferred plus the fair value of any non-controlling interest in the acquiree over the fair value of the assets acquired, liabilities assumed in the acquired business is recorded as goodwill. Fair value estimates are based on the assumptions management believes a market participant would use in pricing the asset or liability. The fair value of the consideration transferred may include a combination of cash, equity securities, earn out payments and deferred payments. The allocation of the consideration transferred in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date. The cumulative impact of revisions during the measurement period is recognized in the reporting period in which the revisions are identified. The Company includes the results of operations of the businesses that it has acquired in its consolidated results prospectively from the respective dates of acquisition. When the Company acquires net assets that do not constitute a business, as defined under U.S. GAAP, no goodwill is recognized and acquired IPR&D is expensed unless it has an alternative future use.
The Company records obligations in connection with its business combinations at fair value on the acquisition date. Key assumptions used to determine the estimated fair value of the contingent consideration amounts include: (a) internal cash flows forecasts for the relevant period during which the financial metrics should be achieved; and (b) a discount rate which reflects the weighted average cost of capital adjusted for the relevant risk associated with the operations and the uncertainty inherent in the Company's internally developed forecasts. Each reporting period thereafter, the Company revalues earn-out payments and deferred payments which are classified as liabilities and records the changes in their fair value in the Consolidated Statements of Operations and Comprehensive Loss under Selling, general and administrative expenses.
Changes in the fair value of the obligations in connection with its business combinations can result from adjustments to the discount rates, the Company’s shares price, sales and profitability targets. These fair value measurements represent Level 3 measurements, as they are based on significant inputs not observable in the market. Significant judgment is required in determining the assumptions utilized as of the acquisition date and for each subsequent measurement period. Accordingly, changes in the assumptions described above could have a material impact on the Company’s consolidated results of operations.
Cash and Cash Equivalents
All highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, with maturities of less than ninety days when acquired, are considered to be cash equivalents.
Bank Deposits
Bank deposits with original maturity dates of more than ninety days but at balance sheet date are less than one year are included in short-term bank deposits. The fair value of bank deposits approximates the carrying value since they bear interest at rates close to the prevailing market rates. Financial income, net in the Consolidated Statements of Operations and Comprehensive Loss in amount of $10.4 million primarily includes interest income from the Cash and cash equivalents and Short-term bank deposits.
Accounts Receivable, net
The Company maintains the allowance for estimated losses resulting from the inability of the Company’s customers to make required payments. The allowance represents the current estimate of lifetime expected credit losses over the remaining duration of existing accounts receivable considering current market conditions and supportable forecasts when appropriate. The estimate is a result of the Company’s ongoing evaluation of collectability, customer creditworthiness, historical levels of credit losses, and future expectations.
Allowance for credit losses due to the Company’s accounts receivable amounted to $4.1 million and $3.1 million as of December 31, 2025 and 2024, respectively. Changes in the allowance for credit losses are recognized in selling, general and administrative expenses. Accounts receivable are written-off against the allowance for credit losses when management deems the accounts are no longer collectible.
The balance and the changes in the allowance for expected credit losses are comprised as follows:

	2025	2024	2023
	U.S. $ in thousands
Balance at beginning of year	$3,058	$1,449	$860
Change during the year, net	1,305	1,715	725
Bad debt written off	(218)	(106)	(136)
Balance at end of year	$4,145	$3,058	$1,449
Derivative Instruments and Hedge Accounting
The Company conducts its operations globally and may be exposed to global market risks and to the risk that its earnings, cash flows and equity could be adversely impacted by fluctuations in foreign currency exchange rates. As part of the Company’s risk management strategy, the Company enters into transactions involving foreign currency exchange derivative financial instruments. For its non-hedging transactions, the Company manages its foreign currency exposures on a consolidated basis, which allows the Company to net exposures and take advantage of any natural hedging. The transactions are designed to manage the Company’s net exposure to foreign currency exchange rates and to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates. Financial markets and currency volatility may limit the Company’s ability to hedge these exposures. The Company does not enter into derivative transactions for trading purposes.
The Company recognizes these derivative instruments as either assets or liabilities in the consolidated balance sheets at their fair value. Derivatives in a gain position are reported in other current assets in the consolidated balance sheets and derivatives in a loss position are recorded in accrued expenses and other current liabilities in the consolidated balance sheets, on a gross basis.
When the Company enters into a derivative contract, it designates the derivative for accounting purposes, as either a hedging instrument which qualifies for hedge accounting or as a non-hedging instrument which does not qualify for hedge accounting. In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness.
For each hedging instrument that hedges the exposure to variability in expected future cash flows and that is designated and effective as a cash flow hedge, the unrealized gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive loss in the Company’s shareholders’ equity and is reclassified into earnings in the same period and in the same line item in which the hedged transaction affects earnings. The cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.
For non-hedging instruments, the Company records the changes in fair value of derivative instruments in Financial income, net in the Consolidated Statements of Operations and Comprehensive Loss. The cash flows associated with these derivatives are reflected as cash flows from operating activities in the consolidated statement of cash flows. Refer to Note 13 for further information regarding the Company’s derivative and hedging activities.
Inventories
Inventories are stated at the lower of cost or net realizable value. Cost is determined mainly using standard cost, which approximates actual cost, on a first-in, first-out basis. Inventory costs consist of materials, direct labor and overhead. Net realizable value is determined based on estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The Company periodically assesses inventory for obsolescence and excess balances and reduces the carrying value by an amount equal to the difference between its cost and the net realizable value. The net realizable value is primarily estimated based on future demand forecasts, as well as, historical sales trends, product life cycle status and product development plans.
Equity method investments
The Company’s investments in non-marketable equity securities in which it has the ability to exercise significant influence, but does not control through variable interests or voting interests, are accounted for under the equity method of accounting. The non-marketable equity securities that are accounted for using the measurement alternative under ASC 321 because the preferred stock held by us is not considered in-substance common stock and such preferred stock does not have a readily determinable fair value. Under the equity method, the Company recognizes its proportionate share of the comprehensive income or loss of the investee. The Company’s share of profit or losses from equity method investments is included in "Share in losses of associated companies and impairment charges".
The Company periodically reviews equity method investments for impairment in value whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. The Company will record an impairment charge to the extent that the estimated fair value of an investment is less than its carrying value and the Company determines the impairment is other-than-temporary. Impairment charges, if applicable, are recorded in "Share in losses of associated companies and impairment charges".
Other Long-term Investments
Other non-marketable equity securities without readily determinable fair value in which the Company does not have a controlling interest or significant influence are accounted for under the measurement alternative method. Under this method, the investments are carried at their original cost, less any impairment and adjusted for observable price changes for identical or similar instruments. Such changes in value are recorded in the consolidated statements of Operations and Comprehensive Loss under "Selling, general and administrative". Marketable securities are carried at fair value with changes in value recorded in Consolidated Statements of Operations and Comprehensive Loss under "Financial income, net".
Investments in convertible notes are carried at fair value utilizing a combination of discounted cash flows associated with the note and the fair value of the equity into which the note may be converted. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in value are recorded in the Consolidated Statements of Operations and Comprehensive Loss under "Financial income, net". Refer to Note 5.
The Company reviews its other long-term investments for potential impairment or other adjustments, which generally involves an analysis of the facts and changes in circumstances influencing the investments.
As of December 31, 2025 the amount presented under Long-term investments included investment in equity method investment in the amount of $0.0 million. See also Note 2. The balance of long-term investments represents investments in non-marketable equity securities without readily determinable fair value and convertible notes.
Property, Plant and Equipment, net
Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, or in the case of leasehold improvements, the shorter of the lease term (including any renewal periods, if appropriate) or the estimated useful life of the asset.
Repairs and maintenance are charged to expense as incurred, while betterments and improvements that extend the useful life or add functionality of property, plant and equipment are capitalized.
Depreciation is computed primarily over the following periods:

	Useful Life in Years
Buildings	25	-	40
Machinery and equipment	5	-	10
Leasehold and buildings improvements	5	-	20
Computer equipment and software	3	-	5
Office equipment, furniture and fixtures	5	-	14
The Company reviews the carrying amounts of property, plant and equipment for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded at the amount by which the carrying amount of the asset or asset group exceeds the fair value. In addition, the remaining depreciation period for the impaired asset would be reassessed and, if necessary, revised.
Other Intangible Assets, net
Intangible assets and their useful lives are as follows:

	Useful Life in Years
Developed technology	5	-	10
Patents	10
Trade names	5	-	9
Customer relationships	5	-	10
Definite life intangible assets are amortized using the straight-line method over their estimated period of useful life. Amortization of acquired developed technology is recorded in cost of revenues. Amortization of trade names, customer relationships and patents is recorded under selling, general and administrative expenses.
For definite life intangible assets, the Company reviews the carrying amounts for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the asset or assets groups with their respective estimated undiscounted future cash flows. If the definite life intangible asset or assets group are determined to be impaired, an impairment charge is recorded at the amount by which the carrying amount of the asset or assets group exceeds their fair value. Fair value is determined by using an applicable discounted cash flow model. In addition, the remaining amortization period for the impaired asset would be reassessed and, if necessary, revised. Refer to Note 9 for further information.
Goodwill
Goodwill reflects the excess of the consideration and contingent consideration transferred plus the fair value of any non-controlling interest in the acquiree at the business combination date over the fair values of the identifiable net assets acquired. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company allocates goodwill to its reporting units based on the reporting unit expected to benefit from the business combination.
The primary items that generate goodwill include the value of the synergies between the acquired companies and the Company and the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset.
Goodwill is not amortized but rather is tested for impairment annually in the fourth quarter at the reporting unit level, or whenever events or circumstances present an indication of potential impairment which requires an interim goodwill impairment analysis.
ASC 350, “Intangibles - Goodwill and other” (“ASC 350”), allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the quantitative goodwill impairment test two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the quantitative first step of the goodwill impairment test. If the carrying value of the reporting unit exceeds its fair value, an impairment charge is recognized for the amount by which the carrying value exceeds the reporting unit’s fair value. If the fair value of the reporting unit is determined to be greater than its carrying amount, the applicable goodwill is not impaired.
Retirement Plans and Employee Rights Upon Termination
Under Israeli law, the Company is required to pay a severance payment to its employees in Israel upon dismissal of an employee or upon termination of employment in certain other circumstances. The Company makes ongoing deposits into its Israeli employee pension plans to fund their severance liabilities. For its employees who are employed under the Section 14 of the Severance Pay Law, 1963 (”Section 14”), the Company makes deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee’s rights upon termination. In addition, the related obligations and amounts deposited on behalf of the applicable employees for such obligations are not presented on the Company’s consolidated balance sheets, as the amounts funded are not under the control and management of the Company and the Company is legally released from the obligation to pay any severance payments to the employees once the required deposit amounts have been paid.
Severance pay liabilities with respect to the Company’s employees in Israel who are not subject to Section 14, are provided for in the Company’s consolidated financial statements based on the length of time that they work for the Israeli entity and their latest monthly salary. The Company’s liabilities for those Israeli employees, in amounts of $1.9 million and $2.1 million as of December 31, 2025 and 2024, respectively, are presented as other non-current liabilities in the Company’s consolidated balance sheets. These liabilities are recorded as if they were payable at each balance sheet date. These liabilities are partially funded by the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the Company’s consolidated balance sheets under other non-current assets. As of December 31, 2025 and 2024, the Company had $1.7 million and $1.9 million, respectively, deposited in these insurance policies and pension funds. These policies are the Company’s assets. However, under employment agreements and subject to certain limitations, any policy may be transferred to the ownership of the individual employee for whose benefit the funds were deposited.
In addition, the Company has liabilities for severance payments to its employees in other jurisdictions in accordance with local laws and practices of the countries in which they are employed.
Severance expenses for the years ended December 31, 2025, 2024 and 2023 were $4.0 million, $4.0 million and $4.3 million, respectively.
For its employees in the United States, the Company has a defined contribution retirement plan (the “Plan”) under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) that covers eligible U.S. employees as defined in the Plan. Participants may elect to contribute both pre-tax or after-tax (“Roth”) up to 50% of annual taxable compensation, as defined by the Plan, up to a maximum amount prescribed by the Code. The Company, at its discretion, makes matching contributions equal to 4% of the participant’s annual compensation. For the years ended December 31, 2025, 2024 and 2023 the Company made 401(k) Plan contributions of approximately $3.1 million, $3.4 million and $3.1 million, respectively.
Treasury Shares
The Company accounts for repurchases of its ordinary shares, par value NIS 0.01 per share (“ordinary shares”) as of the trade date. Such repurchases are carried at cost and are presented as reduction of Shareholders' equity, under treasury shares.
Treasury shares are included in authorized and issued shares but excluded from outstanding shares.
Contingent Liabilities
The Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. The outcomes of the legal proceedings that are pending as of the date the financial statements are issued are subject to significant uncertainty. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Such assessment inherently involves an exercise of judgment. If the assessment of a contingency indicates that it is probable that loss would be incurred and the amount of the liability can be reasonably estimated, then the Company would record an accrual in the Company’s financial statements based on its best estimate. Loss contingencies considered to be remote by management are generally not disclosed. The respective legal fees are expensed as incurred.
Revenue Recognition
The Company derives revenues from sales of additive manufacturing systems, consumables and services. The Company sells its products directly through its sales force, independent sales agents and indirectly through authorized resellers.
The Company determines revenue recognition through the following steps:
•Identification of the contract, or contracts, with a customer
•Identification of the performance obligations in the contract
•Determination of the transaction price
•Allocation of the transaction price to the performance obligations in the contract
•Recognition of revenue when, or as, the Company satisfies a performance obligation
Revenue is measured as the amount of consideration expected to be received in exchange for transferring goods or providing services to the end customer or to the reseller.
The amount of consideration is usually at fixed price at the contract inception. Consideration from shipping and handling are recorded on a gross basis within product revenue. Revenues are recorded net of any taxes assessed by various government entities, such as sales, use and value-added taxes.
Revenue from products, which consist of systems and consumables, is recognized when the customer has obtained control of the goods, generally at a point in time upon shipment or once delivery occurred and risk of loss has transferred to the customer. The Company recognizes revenue on sales to resellers when the reseller has economic substance apart from the Company and the reseller is considered the principal for the transaction with the end-user customer, generally at a point in time upon shipment or once delivery occurred and risk of loss has transferred to the reseller. Service revenue derives from service type warranty and from the Company’s direct manufacturing parts services. Revenue from service is recognized ratably on a straight-line basis over the time of the service, as control is transferred over time or as services are performed.
The Company enters into contracts with customers that can include various combinations of products and services which are generally distinct and accounted for as separate performance obligations. Products or services that are promised to a customer can be considered distinct if both of the following criteria are met: (i) the customer can benefit from the products or services either on its own or together with other readily available resources, and (ii) the Company’s promise to transfer the products or services to the customer is separately identifiable from other promises in the contract.
The transaction price is allocated to each distinct performance obligations on a relative standalone selling price (“SSP”) basis and revenue is recognized for each performance obligation when control has passed. In most cases, the Company is able to establish SSP based on the observable prices of services sold separately in comparable circumstances to similar customers and for products based on the Company’s best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis. The Company reassesses the SSP on a periodic basis or when facts and circumstances change.
In assessing collectability as part of the revenue recognition process, the Company considers a number of factors in the evaluation of the creditworthiness of the customer, including past due amounts, payment history and financial condition. In some cases where collectability is not assured, payment terms are set partially or entirely as prepayment or customers may be required to furnish letters of credit.
See Note 4 for additional information related to disaggregation of revenue and other.
Shipping and handling costs
Shipping and handling costs are classified as cost of revenues.
Advertising
Advertising costs are expensed as incurred and were approximately $4.4 million, $4.3 million and $4.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Research and Development Expenses
Research and development costs consist primarily of employee compensation expenses, materials, laboratory supplies, costs for related software and costs for facilities and equipment. Expenditures for research and development are expensed as incurred. Government reimbursements and other participations for development of approved projects are recognized as a reduction of expenses as the related costs are incurred. The Company is not required to pay royalties on sales of products developed using its government funding.
Income Taxes
The Company and its subsidiaries are subject to income taxes in the jurisdictions in which they operate. The Company’s provision for income taxes is based on income tax rates in the tax jurisdictions where it operates, permanent differences between financial reporting and tax reporting, and available credits and incentives.
Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the carrying amount and tax bases of assets and liabilities under the applicable tax laws, and on enacted tax rates in effect when the deferred taxes are expected to be settled or realized. Deferred taxes for each jurisdiction are presented as a non-current net asset or liability, net of any valuation allowances.
Deferred taxes have not been provided on the following items:
1)Taxes that would apply in the event of disposal of investments in first-tier foreign subsidiaries, as it is generally the Company’s intention to hold these investments, not to realize them.
2)Dividends distributable from the income of foreign companies as the Company does not expect these companies to distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 23% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.
3)Amounts of tax-exempt income generated from the Company’s prior Approved Enterprises (see Note 10c), as the Company intends to permanently reinvest these profits and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 10% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.
Valuation Allowances
Valuation allowances are provided unless it is more likely than not that the deferred tax asset will be realized. In the determination of the appropriate valuation allowances, the Company considers future reversals of existing taxable temporary differences, the most recent projections of future business results, prior earnings history, carryback and carry forward and prudent tax strategies that may enhance the likelihood of realization of a deferred tax asset. Assessments for the realization of deferred tax assets made at a given balance sheet date are subject to change in the future, particularly if earnings of a subsidiary are significantly higher or lower than expected, or if the Company takes operational or tax positions that could impact the future taxable earnings of a subsidiary.
Uncertain Tax Positions
The Company takes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the position will be sustained on audit, including resolution of related appeals or litigation processes, if any.
The second step is performed only if the tax position meets the more-likely-than-not recognition threshold and is to measure the tax benefit as the amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The liabilities relating to uncertain tax positions are classified as non-current in the consolidated balance sheets unless the Company anticipates making payments within one year. The Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.
The Company presents unrecognized tax benefits as a reduction to deferred tax asset where a net operating loss, a similar tax loss, or a tax credit carryforward that are available, under the tax law of the applicable jurisdiction, to offset any additional income taxes that would result from the settlement of a tax position.
Share-Based Compensation
The Company measures and recognizes compensation expense for its equity classified share-based awards, including share-based option awards, restricted share units (“RSUs”) and performance share units (“PSUs”) under the Stratasys Ltd. 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) and the Stratasys Ltd. 2022 Share Incentive Plan (the “2022 Plan”) based on estimated fair values on the grant date.
The Company calculates the fair value of share-based option awards on the date of grant using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are the expected share price volatility and the expected option term. The computation of expected volatility is based on historical volatility of the Company’s shares. The expected option term is calculated using the simplified method, as the Company concludes that its historical share option exercise experience does not provide a reasonable basis to estimate its expected option term. The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant. The Company’s expected dividend rate is zero since the Company does not currently pay cash dividends on its shares and does not anticipate doing so in the foreseeable future.
Each of the above factors requires the Company to use judgment and make estimates in determining the percentages and time periods used for the calculation. If the Company were to use different percentages or time periods, the fair value of share-based option awards could be different. The fair values of the Company’s RSUs and certain PSUs are measured based on the fair value of the Company’s ordinary shares on the date of grant. Certain PSUs based on the Company’s total shareholder return (“TSR”) estimated using the Monte Carlo valuation model. The fair value of shares to be issued under the employee share purchase plan ("ESPP") are estimated using the Monte Carlo valuation model.
The Company recognizes compensation expenses for its share-based option awards (including awards under its ESPP program) and RSUs on a straight-line basis over the requisite service period (primarily six-month period for the ESPP and a four-year period for the rest of the awards). The Company accounts for forfeitures as they occur. The Company recognizes compensation expenses for its PSUs based on the probability that the performance metrics will be achieved over the vesting period. At each reporting period the Company evaluates the probability that its PSUs will be earned and adjust its previously recognized compensation expense as necessary. If the achievement of the respective performance metrics is not probable or the respective performance are not met the Company reverses its previously recognized compensation expense.
Restructuring Plan
The Company may incur restructuring charges in connection with certain initiatives designed to adjust the Company’s cost and operating structure, improve efficiencies across the Company and to better align with the Company’s long-term strategy and overall market conditions. Restructuring charges include employee severance and associated termination costs related to the reduction of workforce, costs related to facilities closures, impairment charges of the respective long-lived assets, contract termination costs and other related costs. Restructuring charges for employees’ termination costs are recognized when the required actions to execute the restructuring initiative were performed and the initiatives are probable and costs are estimable. Restructuring charges for facilities and contract terminations are recognized when the Company ceased using the rights conveyed by the contract. Significant judgments and estimates are involved in estimating the impact of restructuring plans on the Company’s consolidated financial statements. Actual results may differ from these estimates.
Loss per Share
Basic loss per share is computed by dividing net loss attributable to ordinary shareholders of Stratasys Ltd. by the weighted average number of ordinary shares (including fully vested RSUs, PSUs and ordinary shares purchased under the Company’s employee share purchase plan (the “ESPP”)) outstanding for the reporting periods, net of treasury shares.
The denominator for diluted net loss per share is a computation of the weighted-average number of ordinary shares outstanding, net of treasury shares and the potential dilutive ordinary shares outstanding during the period. Potential dilutive shares outstanding include the dilutive effect of in-the-money options, ESPP and unvested RSUs using the treasury stock method. PSUs are considered contingently issuable shares for diluted net loss per share purposes and the dilutive impact, if any, is included in the weighted average shares as of the beginning of the period in which the performance conditions were satisfied.
Factoring
The Company accounts for transfers of its trade receivable as sales when it has surrendered control over the related assets in accordance with ASC Topic 860 “Transfer and Servicing” of Financial Assets. Whether control has been relinquished requires, among other things, an evaluation of relevant legal considerations and an assessment of the nature and extent of the Company’s continuing involvement with the assets transferred. Assets obtained and liabilities incurred in connection with transfers reported as sales are initially recognized in the balance sheet at fair value.
On May 28, 2025, the Company and Bank Hapoalim entered into an accounts receivable factoring agreement for purchases in an amount of up to $15 million.
The total balance of accounts receivables sold to the Bank Hapoalim as of December 31, 2025 was $5.0 million.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short term bank deposits, accounts receivables, and foreign currency exchange forward contracts. Most of the Company’s cash and cash equivalents and bank deposits are invested in U.S. dollar instruments with major banks in the U.S., Israel and Europe. Management believes that the credit risk with respect to the financial institutions that hold the Company’s cash and cash equivalents and bank deposits is low.
Concentration of credit risk with respect to accounts receivable is limited due to the relatively large number of customers and their wide geographic distribution. In addition, the Company seeks to mitigate its credit exposures to its accounts receivable by credit limits, credit insurance, ongoing credit evaluation and account monitoring procedures.
Leases
The Company determines if an arrangement is a lease or contains a lease at inception. Lease classification is governed by five criteria in ASC 842-10-25-2. If any of these five criteria is met, the Company classifies the lease as a finance lease; otherwise, the Company classifies the lease as an operating lease.
Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities in the consolidated balance sheet.
ROU assets represent Stratasys's right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. The Company uses its incremental borrowing rate based on the information available at the commencement date to determine the present value of the lease payments.
The standard also provides practical expedients for an entity’s ongoing accounting. The Company elected the short-term lease recognition exemption for all leases with a term shorter than 12 months. This means that for those leases, the Company does not recognize ROU assets or lease liabilities, including not recognizing ROU assets or lease liabilities for existing short-term leases of those assets in transition, but recognizes lease expenses over the lease term on a straight-line basis. The Company also elected the practical expedient to not separate lease and non-lease components for all of the Company leases.
Lease terms will include options to extend or terminate the lease when it is reasonably certain that Stratasys will exercise or not exercise the option to renew or terminate the lease.
The Company is a party to several lease agreements for its facilities, the latest of which is through December 2044 (including options to extend, which are reasonably certain that the Company will exercise). The Company has the option to extend certain other agreements for additional periods, the earliest of which expires at the start of April 2027 and the latest of which expires at the end of July 2034. Such options were not considered in the lease term, as it is currently not reasonably certain that the Company will exercise them. During the extended lease periods, the aggregate annual rental payments will increase by 3% to 4% each year.
The Company also leases vehicles for its employees with different commencement and ending periods in Israel and Germany solely. The latest expiration date of a lease agreement is the start of May 2028.
Recently issued accounting pronouncements
Accounting Pronouncements Adopted in 2025
In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This guidance is intended to enhance the transparency and decision-usefulness of income tax disclosures. The amendments in ASU 2023-09 address investor requests for enhanced income tax information primarily through changes to disclosure regarding rate reconciliation and income taxes paid both in the U.S. and in foreign jurisdictions. ASU 2023-09 is effective for the Company’s annual reporting period beginning January 1, 2025. The Company has adopted this update on a prospective basis. The adoption of this guidance resulted in expanded disclosures in its consolidated financial statements.
Recently issued accounting pronouncements, not yet adopted
In November 2024, the FASB issued ASU 2024-03 “Income Statement: Reporting Comprehensive Income— Expense Disaggregation Disclosures,” which requires more detailed information about specified categories of expenses (purchases of inventory, employee compensation, depreciation, amortization, and depletion) included in certain expense captions presented on the face of the income statement, as well as disclosures about selling expenses. Additionally, in January 2025, the FASB issued ASU 2025-01 to clarify the effective date of ASU 2024-03. This ASU is effective for fiscal years beginning after December 15, 2026 and for interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The amendments may be applied either (1) prospectively to financial statements issued for reporting periods after the effective date of this ASU or (2) retrospectively to all prior periods presented in the financial statements. The Company is currently evaluating this guidance to determine the impact it may have on its consolidated financial statements disclosures.
In May 2025, the FASB issued ASU 2025-03 “Business Combinations and Consolidation: Determining the Accounting Acquirer in the Acquisition of a Variable Interest Entity”, which amends the guidance for determining the accounting acquirer in certain transactions. The guidance should be applied prospectively. The amendments in this update are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods, with early adoption permitted. The adoption of this guidance will affect acquisition transactions of variable interest entities that occur after the initial application date.
In July 2025, the FASB issued ASU 2025-05, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets, which provides a practical expedient when estimating credit losses on accounts receivable and contract assets arising from transactions accounted for under ASC 606, Revenue from Contracts with Customers. Under this practical expedient, an entity is allowed to assume that the current conditions it has applied in determining credit loss allowances for current accounts receivable and current contract assets remain unchanged for the remaining life of those assets. The ASU is effective for annual periods beginning after December 15, 2025, and interim periods within those annual reporting periods. Early adoption is permitted. The Company does not expect ASU 2025-05 to have a material impact on its consolidated financial statements.
In September 2025, the FASB issued ASU No. 2025-07 (“ASU 2025-07”), Derivatives and Hedging (Topic 815) and Revenue from Contracts with Customers (Topic 606). The guidance refines the scope of Topic 815 by clarifying which contracts are subject to derivative accounting and expand the scope exception for certain contracts not traded on an exchange to include contracts for which settlement is based on operations or activities specific to one of the parties to the contract. The guidance also provides clarification under Topic 606 for share-based payments from a customer in a revenue contract. The amendments in ASU 2025-07 are effective for annual periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. Early adoption is permitted. The amendments may be applied prospectively or on a modified retrospective basis. The Company does not expect ASU 2025-07 will have a material impact on its consolidated financial statements.
In November 2025, the FASB issued ASU 2025-09 to amend the guidance in “Derivatives and Hedging” (Topic 815). The update provides targeted improvements intended to enhance the application of hedge accounting, including expanded eligibility of forecasted transactions, additional flexibility in measuring hedge effectiveness, and clarifications related to hedging non-financial items. The guidance is effective for fiscal years beginning after December 15, 2026, including interim periods within those fiscal years. The Company is currently evaluating this guidance to determine the impact it may have on its consolidated financial statements.
In December 2025, the FASB issued ASU 2025-11, “Interim Reporting (Topic 270) Narrow-Scope Improvements.” The amendments in this update clarify interim disclosure requirements and the applicability of Topic 270. The objective of the update is to provide clarity about current interim requirements. The amendments in this update also include a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in this ASU are required to be adopted for interim periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating this guidance to determine the impact it may have on its consolidated financial statements.
In December 2025, the FASB issued ASU 2025-12 “Codification Improvements” to address suggestions received from stakeholders on the Accounting Standards Codification and to make other incremental improvements to U.S. GAAP. The update represents changes to the Codification that (1) clarify, (2) correct errors, or (3) make minor improvements. The amendments make the Codification easier to understand and apply. The guidance is effective for fiscal years beginning after December 15, 2026, including interim periods within those fiscal years. The Company is currently evaluating this guidance to determine the impact it may have on its consolidated financial statements.
Treasury Stock
Treasury Shares
The Company accounts for repurchases of its ordinary shares, par value NIS 0.01 per share (“ordinary shares”) as of the trade date. Such repurchases are carried at cost and are presented as reduction of Shareholders' equity, under treasury shares.
Treasury shares are included in authorized and issued shares but excluded from outstanding shares.